NATIXIS DIVERSIFIED PORTFOLIOS

NATIXIS EQUITY FUNDS

NATIXIS INCOME AND TAX FREE INCOME FUNDS

NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

LOOMIS SAYLES VALUE FUND

Supplement dated October 1, 2007 to the Natixis Funds Statement of Additional Information – Part II dated February 1, 2007, the Natixis Funds Statement of Additional Information – Part II dated May 1, 2007, the Natixis Cash Management Trust – Money Market Series Statement of Additional Information dated September 1, 2007, and the Loomis Sayles Value Fund Statement of Additional Information dated June 1, 2007, each as may be revised and supplemented from time to time

Effective September 14, 2007, Sandra O. Moose was re-appointed as the Chairperson of the Board to serve for a two-year period.

Effective September 14, 2007, the table “Officers of the Trust” under the sub-section “Trustees and Officers” within the section “Management of the Trust(s)” is amended to add the following text:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Effective September 14, 2007, the following text is added after the first paragraph in the section “Exchange Privilege”:

In certain limited circumstances, accounts participating in wrap fee programs may exchange Class A shares of a Fund for Class Y shares of the same Fund. In order to exchange shares, a representative of the wrap fee program must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap fee platform must be exchanged for Class Y shares of the same Fund. Shareholders will not be charged any redemption fee or exchange fee as a result of the exchange. The exchange between classes will generally be a non-taxable event to the shareholder.

SP361-1007